EXHIBIT 32.2


          CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   I, Richard Blass, Executive Vice President and Chief Financial Officer of Delta Financial Corporation (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period ended September 30, 2003.

IN WITNESS WHEREOF, I have executed this Certification this 13th day of November, 2003.


                                  By:/s/RICHARD BLASS
                                     -------------------------------------
                                     Richard Blass
                                     EXECUTIVE VICE PRESIDENT AND
                                     CHIEF FINANCIAL OFFICER









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